SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2013

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.

Other Events

Exploration of Strategic Alternatives for Paper Segment

The Company announced on January 11, 2013, that it was exploring strategic alternatives for its Paper Segment, which will position the Company to focus its management efforts on continuing the growth of its Tissue Segment.  A news release issued by the Company is attached as Exhibit 99.1.

Receipt of Shareholder’s Notice of Intent to Nominate Directors

The Company also announced that, on January 11, 2013, it received from Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a notice of Starboard’s intent to nominate three candidates to the Board of Directors at the Company’s 2013 Annual Meeting of Shareholders.  The Company’s Board of Directors responded to Starboard’s nomination letter, as well as a follow-up letter sent by a Starboard affiliate on January 14, 2013, with a news release and letter that is attached as Exhibit 99.2.

Additional Information and Where to Find It

Wausau Paper Corp. (the “Company”), its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “2013 Proxy Statement”).

G. Watts Humphrey, Jr., Londa J. Dewey, Gary W. Freels, Thomas J. Howatt, Michael C. Burandt, Charles E. Hodges, and Henry C. Newell, all of whom are members of the Company’s Board of Directors; and Sherri L. Lemmer, Senior Vice President and Chief Financial Officer and Perry D. Grueber, Director – Investor Relations, may become participants in the Company’s solicitation.  Information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement relating to the 2012 annual meeting of stockholders.  No other participants own in excess of 1% of the Company’s common stock.  Additional information regarding the interests of such participants will be included in the 2013 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after filing its definitive 2013 Proxy Statement with the SEC, the Company will mail the definitive 2013 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY

STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain, free of charge, copies of the definitive 2013 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (www.wausaupaper.com), or by writing to the Secretary, Wausau Paper Corp., 100 Paper Place, Mosinee, WI  54455-9099.

Forward Looking Statements

Statements concerning the anticipated growth of the Company’s Tissue Segment constitute forward-looking information and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  While the Company believes that these forward-looking statements are based on reasonable assumptions, the statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated and expressed in this report.  The assumptions, risks, and uncertainties relating to the forward-looking statements in this report include the risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 and in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and from time to time in the Company’s other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

News release dated January 11, 2013

Exhibit 99.2

News release dated January 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  January 15, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated January 11, 2013

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibits required by Item 601 of Regulation S-K:

99.1

News release dated January 11, 2013

99.2

News release dated January 15, 2013